                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) July 8, 1998
                                                          ------------

                             Silicon Gaming, Inc.
              (Exact name of registrant as specified in charter)

        California                          000-28294                              77-0357939
---------------------------------------------------------------------------------------------------------
(State or other jurisdiction         (Commission File Number)           (IRS Employer Identification No.)
     of incorporation)

2800 W. Bayshore Road, Palo Alto, California                                          94303
---------------------------------------------------------------------------------------------------------
 (Address of principal executive offices)                                           (Zip Code)

     Registrant's telephone number, including area code  (650) 842-9000
                                                         --------------

         (Former name or former address, if changed since last report)






        This Current Report, including exhibits, contains 80 pages.
                                                         ----
                  The Exhibit Index is located on page   4  .
                                                       -----

                                       1.

ITEM 5.  OTHER EVENTS.

  Silicon Gaming, Inc. (the "Company") announced that on July 8, 1998 it added $17.25 million principal amount (the "Additional Notes") to the $30 million principal amount Senior Discount Notes due September 30, 2002 that the Company sold on September 30, 1997. In addition, the purchaser of the Additional Notes was also issued warrants to purchase a total of 250,000 shares of the Company's Common Stock at an exercise price of $8.00 per share and had the exercise price of the warrants to purchase 375,000 shares of the Company's Common Stock currently held by such purchaser adjusted from $15.4375 to $8.00.

  A copy of the press release announcing the Company's July 8, 1998 financing is attached as Exhibit 99.1 and is incorporated by reference.
            ------------

ITEM 7.  EXHIBITS.


  Exhibit No.                              Description
---------------  ---------------------------------------------------------------
     4.1         Amendment No. 1 to Securities Purchase Agreement between the
                 Company and BIII Capital Partners, L.P., a Delaware limited partnership ("BIII") dated as of July 8, 1998.
     4.2         Registration Rights Agreement between the Company and BIII dated as of July 8, 1998.
     4.3         Amended and Restated Warrant Agreement by and between the
                 Company and BIII dated as of July 8, 1998.
     4.4         Senior Discount Note (Series B) due September 30, 2002 dated as of July 8, 1998.
     4.5         Common Stock Purchase Warrant Certificate No. W-2.
    99.1         Press Release dated as of July 13, 1998 announcing the
                 addition of $17.25 million face amount to the Company's $30 million Senior Discount Notes due September 30, 2002.

                                       2.

                                  SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SILICON GAMING, INC.

Date:  July 20, 1998                    By:     /s/ Tom Carlson
                                           -------------------------------------
                                                Tom Carlson
                                                Chief Financial Officer

                                       3.

                                 EXHIBIT INDEX


                                                                                Sequentially
  Exhibit No.                          Description                              Numbered Page
---------------  --------------------------------------------------------   ---------------------
     4.1         Amendment No. 1 to Securities Purchase Agreement                    5
                 between the Company and BIII Capital Partners, L.P., a
                 Delaware limited partnership ("BIII") dated as of July
                 8, 1998.
     4.2         Registration Rights Agreement between the Company and              25
                 BIII dated as of July 8, 1998.
     4.3         Amended and Restated Warrant Agreement by and between              46
                 the Company and BIII dated as of July 8, 1998.
     4.4         Senior Discount Note (Series B) due September 30, 2002             65
                 dated as of July 8, 1998.
     4.5         Common Stock Purchase Warrant Certificate No. W.2.                 71
    99.1         Press Release dated as of July 13, 1998 announcing the             80
                 addition of $17.25 million face amount to the Company's
                 $30 million Senior Discount Notes due September 30,
                 2002.

                                       4.